EXHIBIT 10.1

    AMENDMENT NO. 1 TO LETTER OF CREDIT FACILITY AND REIMBURSEMENT
                                   AGREEMENT


     AMENDMENT NO. 1 dated as of December 23, 2005, between XL CAPITAL LTD, a company incorporated under the laws of the Cayman Islands (the "Account Party"), X.L. AMERICA, INC., a Delaware corporation ("XL America"), XL INSURANCE (BERMUDA) LTD, a Bermuda limited liability company ("XL Insurance") and XL RE LTD, a Bermuda limited liability company ("XL Re" and, together with the Account Party in its capacity as a Guarantor, XL America, and XL Insurance, each a "Guarantor" and collectively, the "Guarantors"; the Guarantors and the Account Party being collectively referred to as the "Obligors"), CITIBANK INTERNATIONAL PLC, as agent and trustee for the Lenders, the "Agent" and "Security Trustee".

     The Obligors, the Lenders, the Agent and the Arrangers are parties to a Letter of Credit and Reimbursement Facility Agreement dated November 17, 2004 (the "Credit Agreement"), providing, subject to the terms and conditions thereof, for the issuance of letters of credit for the account of the Account Party in an aggregate face amount not exceeding (pound sterling)450,000,000. The Obligors, the Lenders and the Agent wish to amend the Credit Agreement in certain respects. Each of the Lenders has provided to the Agent its written consent to the amendments set out herein and accordingly the Agent (for itself and for and on behalf of each of the Lenders), and the Obligors hereby agree as follows:

     Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

     Section 2. Amendments. Effective as provided in Section 4 below, the Credit Agreement is hereby amended as follows:

     2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

     2.02. Clause 1.1 (Defined Terms) of the Credit Agreement is hereby amended by inserting the following definitions (or, in the case of any of the following defined terms that are already defined in the Credit Agreement, by amending and restating in its entirety each such term as set forth below) in their proper respective alphabetical locations:

     (a) a new definition shall be included after the definition of the term AMB Rating Undertaking as follows:

     "Amendment No.1 means the letter agreement dated on or about 23 December 2005 relating to the Credit Agreement between, amongst others, the Account Party, the Agent and the Security Trustee;"

     (b) the definition of the term Commitment Termination Date shall be deleted and replaced in its entirety with the following:

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     "Commitment Termination Date means 31 August 2006;"

(c) the definition of the term Consolidated Net Worth shall be deleted and replaced in its entirety with the following:

     "Consolidated Net Worth means, at any time, the consolidated shareholders' equity of the Account Party and its Subsidiaries, provided that the calculation of such consolidated shareholders' equity shall exclude (a) the effect thereon of any adjustments required under Statement of Financial Accounting Standard No. 115 ("Accounting for Certain Investments in Debt and Equity Securities") (b) any Exempt Indebtedness (and the assets relating thereto) in the event such Exempt Indebtedness is consolidated on the balance sheet of the Account Party and its consolidated Subsidiaries in accordance with GAAP;"

(d) the definition of the term Exempt Indebtedness shall be deleted and replaced in its entirety with the following:

     "Exempt Indebtedness means any Indebtedness of any Person (other than the Account Party or any of its Affiliates) that is consolidated on the balance sheet of the Account Party and its consolidated Subsidiaries in accordance with GAAP (whether or not required to be so consolidated); provided that (a) at the time of the incurrence of such Indebtedness by such Person, the cash flows from the assets of such Person shall reasonably be expected by such Person to liquidate such Indebtedness and all other liabilities (contingent or otherwise) of such Person and (b) no portion of such Indebtedness of such Person shall be Guaranteed (other than by guarantees of the type referred to in clause (a) or (b) of the definition of the term Indebtedness) by, or shall be secured by a Lien on any assets owned by, the Account Party or any of its Subsidiaries and neither such Person nor any of the holders of such Indebtedness shall have any direct or indirect recourse to the Account Party or any of its Subsidiaries (other than in respect of liabilities and guarantees of the type referred to in clause (a) or (b) of the definition of the term Indebtedness);"

(e) the definition of the term Indebtedness shall be deleted and replaced in its entirety with the following:

     "Indebtedness means, for any Person, without duplication: (i) all indebtedness or liability for or on account of money borrowed by, or for or on account of deposits with or advances to (but not including accrued pension costs, deferred income taxes or accounts payable of) such Person;
     (ii) all obligations (including contingent liabilities) of such Person evidenced by bonds, debentures, notes, banker's acceptances or similar instruments; (iii) all indebtedness or liability for or on account of property or services purchased or acquired by such Person; (iv) any amount secured by a Lien on property owned by such Person (whether or not assumed) and Capital Lease Obligations of such Person (without regard to any limitation of the rights and remedies of the holder of such Lien or the lessor under such capital lease to repossession or sale of such property);
     (v) the maximum available amount of all standby letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed); and (vi) all Guarantees of such Person; provided that the following shall be excluded from Indebtedness of the Account Party and any of its Subsidiaries for

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     purposes of this Agreement: (a) all payment liabilities of any such Person under insurance and reinsurance policies from time to time issued by such Person, including guarantees of any such payment liabilities; (b) all other liabilities (or guarantees thereof) arising in the ordinary course of any such Person's business as an insurance or reinsurance company (including GICs and Stable Value Instruments and any Specified Transaction Agreement relating thereto), or as a corporate member of The Council of Lloyd's, or as a provider of financial or investment services or contracts (including GICs and Stable Value Instruments and any Specified Transaction Agreement relating thereto); and (c) any Exempt Indebtedness;".

(f) the definition of the term Total Funded Debt shall be deleted and replaced in its entirety with the following:

     "Total Funded Debt means, at any time, all Indebtedness of the Account Party and its Subsidiaries and any other Person which would at such time be classified in whole or in part as a liability on the consolidated balance sheet of the Account Party and its consolidated Subsidiaries in accordance with GAAP (it being understood for avoidance of doubt that any liability or obligation excluded from the definition of Indebtedness shall not constitute Indebtedness for purposes of this definition)."

     2.03. Clause 17.5 (Financial Condition: No Material Adverse Change) of the Credit Agreement is hereby amended and restated in its entirety as follows:

"(a) Financial Condition. The Account Party has heretofore furnished to the
     Lenders the consolidated balance sheet and statements of income, stockholders' equity and cash flows of the Account Party and its consolidated Subsidiaries (A) as of and for the fiscal year ended December 31, 2004, reported on by PricewaterhouseCoopers LLP, independent public accountants (as provided in the Account Party's Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2004), and (B) as of and for the fiscal quarter ended September 30, 2005, as provided in the Account Party's Report on Form 10-Q filed with the SEC for the fiscal quarter ended September 30, 2005. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Account Party and its respective consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP or (in the case of XL Bermuda or XL Re) SAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in Clause (B) of the first sentence of this paragraph.

(b) No Material Adverse Change. Since December 31, 2004, there has been no material adverse change in the assets, business, financial condition or operations of such Obligor and its Subsidiaries, taken as a whole, except as disclosed in the Account Party's filings with the SEC."

     2.04. The reference to "30 September 2004" in the second sentence of Clause 17.14 (Subsidiaries) of the Credit Agreement is hereby amended to read "30 September 2005".

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     2.05.  Clause 19.3(a) (Liens) of the Credit Agreement is hereby amended and restated in its entirety as follows:

"(a) Liens existing on the date of Amendment No.1 and listed in Part B of
     Schedule 2 (and extension, renewal and replacement Liens upon the same property, provided that the amount secured by each Lien constituting such an extension, renewal or replacement Lien shall not exceed the amount secured by the Liens listed in Part B of Schedule 2);"

     2.06. Clause 19.3(h) (Liens) of the Credit Agreement is hereby amended and restated in its entirety as follows:

"(h) Liens on (i) assets received, and on actual or imputed investment income on such assets received incurred as part of its business including activities utilizing ISDA documentation or any Specified Transaction Agreement relating and identified to specific insurance payment liabilities or to liabilities arising in the ordinary course of any Obligors' or any of their Subsidiary's business as an insurance or reinsurance company (including GICs and Stable Value Instruments) or corporate member of Lloyd's or as a provider of financial or investment services or contracts, or the proceeds thereof (including GICs and Stable Value Instruments), in each case held in a segregated trust, trust or other account and securing such liabilities, (ii) assets securing Exempt Indebtedness of any Person (other than the Account Party or any of its Affiliates) in the event such Exempt Indebtedness is consolidated on the consolidated balance sheet of the Account Party and its consolidated Subsidiaries in accordance with GAAP or (iii) any other assets subject to any trust or other account arising out of or as a result of contractual, regulatory or any other requirements; provided that in no case shall any such Lien secure Indebtedness and any Lien which secures Indebtedness shall not be permitted under this clause
     (h);"

     2.07. Clause 19.7(f) (Indebtedness) of the Credit Agreement is hereby amended and restated in its entirety as follows:

"(f) Indebtedness existing at the date of Amendment No.1 and described in Part A of Schedule 2 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof."

     2.08. Part A of Schedule 2 to the Credit Agreement is hereby deleted and replaced in its entirety with Part A of Schedule 2 attached at Annex 1 to this Amendment No. 1.

     2.9. Part B of Schedule 2 to the Credit Agreement is hereby deleted and replaced in its entirety with Part B of Schedule 2 attached at Annex 1 to this Amendment No. 1.

     2.10. Schedule 3 to the Credit Agreement is hereby deleted and replaced in its entirety with Schedule 3 attached at Annex 2 to this Amendment No. 1.

     Section 3. Representations and Warranties. Each Obligor hereby represents and warrants to the Agent and the Lenders that (i) the representations and warranties set forth in Clause 17 of the Credit Agreement are, on the date hereof, true and complete as if made on the date hereof (and after giving effect to this Amendment No. 1) and as if each reference in said Clause 17 to "this Agreement"

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includes reference to this Amendment No. 1 and (ii) both immediately prior to and as of the date hereof, no Default has occurred and is continuing.

     Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 above shall become effective, as of the date hereof, upon the satisfaction of the following condition precedent:

     4.01. Execution. This Amendment No. 1 shall have been executed and delivered by each of the Obligors and Agent acting for itself and on behalf of each of the Lenders (each of the Lenders having provided to the Agent its written consent to the amendments set out herein) in accordance with Clause 23.3 (Amendments) of the Credit Agreement.

     Section 5.  Miscellaneous.  Except as herein provided, the Credit
Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment No. 1 shall constitute a waiver of any rights and/or remedies that the Lenders and/or the Agent may have under the Credit Agreement and nothing contained herein shall obligate the Lenders to grant any future waiver of any provision of the Credit Agreement. This Amendment No.1 shall be designated as a Finance Document. The Account Party shall pay all reasonable expenses incurred by the Agent, including the reasonable fees, charges and disbursements of Freshfields Bruckhaus Deringer, special United Kingdom counsel to the Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of England and Wales. Clause 29.2 (Jurisdiction) and Clause 31 (Third Party Rights) of the Credit Agreement shall be deemed incorporated in this Amendment No. 1 (with such conforming changes as the context requires) as if set out herein.



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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as a Deed as of the day and year first above written.


The Account Party

EXECUTED as a DEED
for and on behalf of XL CAPITAL LTD



By /s/ Brian M. O'Hara
   ---------------------------------
Name:   Brian M. O'Hara
Title:  President and Chief Executive
        Officer

Witness Name:  Fiona Luck
               ---------------------

Signature:     /s/ Fiona Luck
               ---------------------


Guarantors

EXECUTED as a DEED
for and on behalf of XL CAPITAL LTD



By /s/ Brian M. O'Hara
   --------------------------------
Name:   Brian M. O'Hara
Title:  President and Chief Executive
        Officer

Witness Name:  Fiona Luck
               ---------------------

Signature:     /s/ Fiona Luck
               ---------------------

SIGNED for and on behalf of
X.L. AMERICA, INC.

By:   /s/ Gabriel G. Carino
      ---------------------
Name:   Gabriel G. Carino
Title:  Senior Vice President


SIGNED for and on behalf of
XL INSURANCE (BERMUDA) LTD

By:   /s/ Christopher A. Coelho
      -------------------------
Name:   Christopher A. Coelho
Title:  Senior Vice President &
        Chief Financial Officer



SIGNED for and on behalf of
XL RE LTD

By:   /s/ Gregory S. Hendrick
      -----------------------
Name:   Gregory S. Hendrick
Title:  President & Chief
        Underwriting Officer

Agent

SIGNED for and on behalf of
CITIBANK INTERNATIONAL PLC
By:  /s/ Sonia Gosparini
     ----------------------
Name:    Sonia Gosparini
Title:


Security Trustee

SIGNED for and on behalf of
CITIBANK INTERNATIONAL PLC
By:  /s/ Sonia Gosparini
     ----------------------
Name:    Sonia Gosparini
Title: